Back to Form 8-K
Exhibit 10.2
STATE OF HAWAII

SUPPLEMENTAL CONTRACT NO. 2
                                             TO CONTRACT DHS-08-MQD-5129
                                                                                                                                       (Insert contract number or other identifying information)

This Supplemental Contract No.   2                                                                                                                                                                                             , executed on the respective dates
indicated below, is effective as of December 15                                                                                                                                    , 2008                                                                              , between the
Department of Human Services/Med-QUEST Division                                                                                                                                                                                                          , State of Hawaii
(Insert name of stale department, agency, hoard or commission)
("STATE"), by its Director, Lillian B. Koller                                                                                                                                                                                                                                                         ,
(Insert title uf stale officer executing contract)
(hereafter also referred to as the HEAD OF THE PURCHASING AGENCY or designee ("HOPA")),
whose address is 1390 Miller Street, Honolulu, Hawaii 96813                                                                                                                                                                                                                    , and
WellCare Health Insurance of Arizona, Inc. dba 'Ohana Health Plan,  Inc.                                                                                                                                                                  ("CONTRACTOR"),
a Corporation
                                                                 (Insert corporation, partnership, joint venture, sole proprietorship, or other legal form of the CONTRACTOR)
under the laws of the State of Hawaii                                                                                                                                                                                                   , whose business address and federal
and state taxpayer identification numbers are as follows: 8735 Henderson Rd., Tampa, FL 33634

GET# Wl 1018973-01 Fed ID# 86-0269558

RECITALS

A.	WHEREAS, the STATE and the CONTRACTOR entered into Contract

DHS-08-MQD-5129
(Insert contract number or other identifying information)
dated February 4, 2008 , which was amended by Supplemental Contract No(s).  1
dated May 15      , 2008 , which was amended by Supplemental Contract No(s).  n/a
dated _________, which was amended by Supplemental Contract No(s).            __
dated _________, ____ (hereafter collectively referred to as "Contract") whereby the
CONTRACTOR agreed to provide the goods or services, or both, described in the Contract; and

B.	HEREAS, the parties now desire to amend the Contract
NOW, THEREFORE, THE STATE and the CONTRACTOR mutually agree to amend the Contract as follows: (Check Applicable box(es))

☒	Amend the SCOPE OF SERVICES according to the terms set forth in Attachment - S1, which is made a part of the Contract.
☐	Amend the COMPENSATION AND PAYMENT SCHEDULE according to the terms set forth in Attachment-S2, which is made a part of the Contract.
☐	Amend the TIME OF PERFORMANCE according to the terms set forth in Attachment-S3, which is made a part of the Contract.
☐	Amend the SPECIAL CONDITIONS according to the terms set forth in Attachments SUPPLEMENTAL SPECIAL CONDITIONS, which is made a part of the contract.
☐	Recognize the CONTRACTOR'S change of name.
FROM:

AG-005 Rev 04/30/2007

TO:

As set forth in the documents attached hereto as Exhibit ____ , and incorporated herein.

A tax clearance certificate from the State of Hawaii ☐ is ☒ is not required to be submitted to the STATE prior to commencing any performance under this
Supplemental Contract.

A tax clearance certificate from the Internal Revenue Service Q is ☒ is not required to be submitted to the STATE prior to commencing any performance under this
Supplemental Contract.

    The entire Contract, as amended herein, shall remain in full force and effect.

    IN VIEW OF THE ABOVE, the parties execute this Contract by their signatures, on the dates below, to be effective as of the date first above written.

STATE /s/ Lillian B. Koller (Signature)
Lillian B. Koller (Print Name)
Director (Print Title)
____________________________ (Date)

CORPORATE SEAL (If available)	CONTRACTOR WellCare Health Insurance of Arizona, Inc. dba ‘Ohana Health Plan, Inc. (Name of Contractor)
/s/ Heath Schiesser (Signature)
Heath Schiesser (Print Name)
President and CEO (Print Title)
1-8-09 (Date)
APPROVED AS TO FORM:

/s/ Name Illegible
Deputy Attorney General

**Evidence of authority of the CONTRACTOR'S representative to sign this Contract for the CONTRACTOR must be attached.

AG-005 Rev 04/30/2007
2

CONTRACT NO. DHS-08-MDQ-5129

PROVIDER’S ACKNOWLEDGMENT

STATE OF	FLORIDA		)
)
	COUNTY OF	HILLSBOROUGH	) ss.

On this 8th day of January, 2009, before me appeared Heath Schiesser and ______________________, to me known, to be the person(s) described in and, who, being by me duly sworn, did say that he/she/they is/are the President and CEO_________ of Wellcare Health Insurance of Arizona, Inc. the PROVIDER named in the foregoing instrument, and that he/she/they is/are authorized to sign said instrument on behalf of the PROVIDER, and acknowledges that he/she/they executed said instrument as the free act and deed of the PROVIDER.

(Notary Seal)			By /s/ Tolliver L. Rowson (Signature)
Print Name Tolliver L. Rowson
Date January 8, 2009
Notary Public, State of Florida
My Commission expires 11.30.2012
Doc. Date:		# Pages: ___________
Notary Name:	Tolliver L. Rowson	________	Circuit
Doc Description:
(Notary Stamp or Seal)

/s/ Tolliver L. Rowson Notary Signature	1.8.2009 Date
NOTARY CERTIFICATION

CONTRACT NO. DHS-08-MQD-5129

PROVIDER'S
STANDARDS OF CONDUCT DECLAMATION

For the purposes of this declaration:

"Agency" means and includes the State, the legislature and its committees, all executive departments, boards, commissions, committees, bureaus, offices; and all independent commissions and other establishments of the state government but excluding the courts.

"Controlling interest" means an interest in a business or other undertaking which is sufficient in fact to control, whether the interest is greater or less than fifty per cent (50%).

"Employee" means any nominated, appointed, or elected officer or employee of the State, including members of boards, commissions, and committees, and employees under contract to the State or of the constitutional convention, but excluding legislators, delegates to the constitutional convention, justices, and judges. (Section 84-3, HRS).

On behalf of:
WellCare Health Insurance of Arizona, Inc., dba 'Ohana Health Plan, Inc.
(Name of PROVIDER)

PROVIDER, the undersigned does declare as follows:

1.	PROVIDER ☐ is* ☒is not a legislator or an employee or a business in which a legislator or an employee has a controlling interest. (Section 84-15(a), HRS).

2.
PROVIDER has not been represented or assisted personally in the matter by an individual who has been an employee of the agency awarding this Contract within the preceding two years and who participated while so employed in the matter with which the Contract is directly concerned. (Section 84-15(b), HRS).

3.
PROVIDER has not been assisted or represented by a legislator or employee for a fee or other compensation to obtain this Contract and will not be assisted or represented by a legislator or employee for a fee or other compensation in the performance of this Contract, if the legislator or employee had been involved in the development or award of the Contract. (Section 84-14 (d), HRS).

4.
PROVIDER has not been represented on matters related to this Contract, for a fee or other consideration by an individual who, within the past twelve (12) months, has been an agency employee, or in the case of the Legislature, a legislator, and participated while an employee or legislator on matters related to this Contract. (Sections 84-18(b) and (c), HRS).

PROVIDER understands that the Contract to which this document is attached is voidable on behalf of the STATE if this Contract was entered into in violation of any provision of chapter 84, Hawai'i Revised Statutes, commonly referred to as the Code of Ethics, including the provisions which are the source of the declarations above. Additionally, any fee, compensation, gift, or profit received by any person as a result of a violation of the Code of Ethics may be recovered by the STATE.
________________________________
*Reminder to agency: If the "is" block is checked and if the Contract involves goods or services of a value in excess of $10,000, the Contract may not be awarded unless the agency posts a notice of its intent to award it and files a copy of the notice with the State Ethics Commission. (Section 84-15(a), HRS).

AG Form 103F (10/08)
Standards of Conduct Declaration

CONTRACT NO. DHS-08-MQD-5129

PROVIDER By /s/ Heath Schiesser (Signature)
Print Name Heath Schiesser
Print Title President and CEO
___________________
Date 1-8-09

AG Form 103F (10/08)
Standards of Conduct Declaration

CONTRACT NO. DHS-08-MQD-5129

CERTIFICATE OF EXEMPTION FROM CIVIL SERVICE

1.	By Heads of Departments or Agencies as Delegated by tSie Director of Human Resources Development[1].

Pursuant to the delegation of the authority by the Director of Human Resources Development, I certify that the services provided under this Contract, and the person(s) providing the services under this Contract are exempt from the civil service, pursuant to §76-16, Hawai'i Revised Statutes ("HRS").

/s/ Lillian B. Koller (Signature)	01/15/09 (Date)
Lillian B. Koller (Print Name)
Director of Human Services (Print Title)

_______________________________________________
1 This part of the form may be used by all department heads and others to whom the Director of Human Resources Development (DHRD) has delegated authority to certify §76-16, HRS, civil service exemptions. The specific paragraph(s) of §76-16, HRS, upon which an exemption is based should be noted in the contract file. NOTE: Authority to certify exemptions under §§ 76-16(2), 76-16(12), and 76-16(15), HRS, has not been delegated; only the Director of DHRD may certify §§76-16(2), 76-16(12), and 76-16(15) exemptions.

2.           By the Director of Human Resources Development, State of Hawai'i.

              I certify that the services to be provided under this Contract, and the person(s) providing the services under this Contract are exempt from the civil service, pursuant to §76-16, HRS.

____________________________________ (Signature)	________________ (Date)
____________________________________ (Print Name)
____________________________________ (Print Title, if designee of the Director of DHRD)

AG Form 103F (9/08)
Competitive

AG Form 103F (9/08) Competitive

STATE OF HAWAII

SCOPE OF SERVICES

Revisions to specific provisions in the Request for Proposals, RFP~MQD-2008~006 issued October 10, 2007, as amended, are set forth below. Except for the revised definition of "Medical Necessity," and the amendment to section 40.750.2, all of the following revisions are necessary to comply with conditions imposed by the Centers of Medicare and Medicaid Services (CMS).

20.100                      RFP Timeline
                                 Replace the last row on the table with:

Commencement of Services to Members	February 1, 2009

30.200                      Definition/Acronyms

Action (may also be referred to as an adverse action)

Replace the 4th bullet point with:

The failure to provide services in a timely manner, as defined in Section 40.230;

Healthcare Professional

Add the following sentence to the end of definition of Healthcare Professional:

See Appendix O.

Medical Necessity

Replace this definition with the following:

As defined in HRS §432E-1.4.

30.550                     90-Day Grace Period
Replace the first two paragraphs with the following:

Provided the health plan into which the member wants to enroll is not capped, the DHS will allow members to change health plans without cause for the first ninety (90) days from the effective date of enrollment in that health plan. If the member does not change health plans during the ninety (90) days following the date of initial enrollment in a health plan, the member will be allowed to change health plans only during the annual plan change period, as described in Section 30.560, or as outlined in Section 30.600.

AG-011 Rev 07/28/2005

Attachment – S1
STATE OF HAWAII

SCOPE OF SERVICES

30.820.4	Behavioral Health Services for Children/Support for Emotional and Behavioral Development (SEBD) Program

Replace this section with the following:

The DOH, through its Child and Adolescent Mental Health Division (CAMHD), will provide acute inpatient psychiatric and outpatient behavioral health services, community crisis management and crisis residential services, intensive family intervention, therapeutic living and therapeutic foster care supports, hospital-based residential treatment, partial hospitalization, and biopsychosocial rehabilitation to children and adolescents age three (3) through age twenty (20) who the DOH determines are in need of intensive mental health services and are determined eligible for the SEBD Program. Additional information on the SEBD program is available in Appendix D.

40.400                     Provider Credentialing, Recredentialing and Other Certification
                                Add the following sentence to the end of the first sentence in the second paragraph:

See Appendix O.

40.750.1.v              Vision Services
Replace the first sentence of the third paragraph with the following:

Visual aids prescribed by ophthalmologists or optometrists (eyeglasses, contact lenses and miscellaneous vision supplies) are covered by the health plan, if medically necessary.

40.750.2                  Primary and Acute Care Services - Behavioral Health

Replace this section in its entirety with the following:

40.750.2	Primary and Acute Care Services - Behavioral Health

a.	Overview

                               The health plan shall provide all medically necessary behavioral health services to QExA adults and child members. These services include:

                                     •           Twenty-four (24) hour care for acute psychiatric illnesses including:
o	Room and board
o	Nursing care

AG-011 Rev 07/28/2005

Attachment – S1

STATE OF HAWAII

SCOPE OF SERVICES

             o          Medical supplies and equipment
             o          Diagnostic services
             o          Physician services
             o          Other practitioner services as needed
             o          Other medically necessary services;
•	Ambulatory services including twenty-four (24) hours, seven (7) days per week crisis services;
•	Acute day hospital/partial hospitalization including:
             o          Medication management
             o          Prescribed drugs
             o          Medical supplies
             o          Diagnostic tests
o	Therapeutic services including individual, family and group therapy and aftercare
             o          Other medically necessary services;
•	Methadone treatment services which include the provision of methadone or a suitable alternative (e.g. LAAM), as well as outpatient counseling services;
•	Prescribed drugs including medication management and patient counseling;
•	Diagnostic/laboratory services including:
             o          Psychological testing
             o          Screening for drug and alcohol problems
             o          Other medically necessary diagnostic services;
                                     •           Psychiatric or psychological evaluation;
•	Physician services;
•	Rehabilitation services;
•	Occupational therapy; and
•	Other medically necessary therapeutic services.

Individuals age twenty-one (21) and older are limited to thirty (30) days of hospitalization per benefit year. No limits exist for outpatient behavioral health services for individuals. A benefit year is defined as the period between July 1 through June 30. The health plan may, at its option, exceed the limits on inpatient behavioral health services. Individuals under age twenty-one (21) are not subject to the inpatient behavioral health limits.

The health plan may utilize a full array of effective interventions and qualified professionals such as psychiatrists, psychologists, counselors, social workers, registered nurses and others. Substance abuse counselors shall comply with the State Department of Health Alcohol and Drug Abuse Division (ADAD) certification requirements.

AG-01I Rev 07/28/2005

Attachment –S1
STATE OF HAWAII

SCOPE OF SERVICES

The health plan is encouraged to utilize currently existing publicly funded community-based substance abuse treatment programs, which have received ADAD oversight, through accreditation and monitoring. Methadone/LAAM services are covered for acute opiate detoxification as well as maintenance. The health plan may develop its own payment methodologies for Methadone/LAAM services.

The health plan shall be responsible for providing behavioral health services to persons who have been involuntarily committed for evaluation and treatment under the provisions of Chapter 334, HRS to the extent that these services are deemed medically necessary by the health plan's utilization review procedures and are within the established limits.

The health plans are responsible for training residential care facilities on how to care for members who require behavioral health services.

The health plan is not obligated to provide behavioral health services to those members:
•	Whose diagnostic, treatment or rehabilitative services are determined not to be medically necessary by the health plan; or
•	Who have been determined eligible for and have been transferred to the behavioral health managed care (BHMC) plan, as described below; or
•	Who have been determined eligible for and have been transferred to the DOH's Child and Adolescent Mental Health Division (CAMHD) for services, as described in below; or
•
Who have been criminally committed for evaluation or treatment in an inpatient setting under the provisions of Chapter 706, HRS. These individuals will be disenrolled from the programs and will become the clinical and financial responsibility of the appropriate State agency. The psychiatric evaluation and treatment of members who have been criminally committed to ambulatory mental healthcare settings will be the clinical and financial responsibility of the appropriate State agency. The health plan shall remain responsible for providing medical services to these members.

Room and board in special treatment facilities for adolescents is not covered but therapy/treatment provided in the facility for this population is the responsibility of the health plan.

AG-011 Rev 07/28/2005

Attachment – S1
STATE OF HAWAII

SCOPE OF SERVICES

b.            Health Plan Responsibilities for SMI Adults

Certain specialized mental health services for adults diagnosed with SMI will be carved out of QExA as provided in this subsection. The health plan shall continue to be responsible for all other Medicaid services (primary, acute and long-term care services) for the member who is receiving behavioral health services through another entity. Adult members with SMI may receive services through the Adult Mental Health Division (AMHD) or the BHMC program.

Health plans will coordinate with the AMHD regarding behavioral health services for adult members with SMI who are receiving services through AMHD. The cost of AMHD services will not be included in the capitation rate paid to the health plans. The AMHD will continue to bill the DHS on a FFS basis for the services it provides to these members. All other behavioral health services will be provided by the health plans.

The health plan is responsible for making the initial determination of whether or not an adult member has SMI (using the definition in Appendix D). Once the health plan has made this determination, the health plan shall refer the adult member to the DOH AMHD for an evaluation to confirm the initial diagnosis and coverage AMHD services. During the referral process, the health plan shall continue to coordinate the member's care and provide any medically necessary services. AMHD services shall include:
•	Crisis Management
o	24-hour crisis telephone consultation
o	Mobile outreach services
o	Crisis intervention/stabilization services
•	Crisis Residential Services
•	Intensive Outpatient Hospital Services
•	Therapeutic Living Supports
o	Community-based Specialized Residential
o	Mental Health Respite Home
o	Therapeutic Group Home
                •             Biopsychosocial Rehabilitative Services
                •             Intensive Case Management/Community Based Case Management

If AMHD denies the SMI designation the health plan shall refer the member to the DHS for determination as to whether he or she is eligible for the BHMC program. Appendices D.2 and D.3 provide additional information on this process.

AG-011 Rev 07/28/2005

Attachment S1
STATE OF HAWAII

SCOPE OF SERVICES

If a member's SMI designation is denied by the DHS, the DHS or its designee must provide written denial and notification of appeal rights. The health plan may, with approval of the affected member, appeal any denial of SMI determination to the DHS on behalf of the member.

40.750.3.g               Counseling and Training
Add the following sentence to the end of the last paragraph:

Training should occur by qualified health professionals as defined in Appendix 0.
50.100                     Health Plan Enrollment Responsibilities

50.110                     General Overview

Add as the final bullet point to the bulleted list in the section:
•
A provider directory that includes the names, location, telephone numbers of, and non-English languages spoken by contracted providers in the member's service area including identification of providers that are not accepting new patients.

50.350                     Member Rights

The bullets from "Have direct access to a women's health specialist within the network" to "Receive a description of cost sharing responsibilities, if any" are moved out one level to below the bullet "Freely exercise his or her rights..."

AG-0II Rev 07/28/2005

Attachment – S1
STATE OF HAWAII

SCOPE OF SERVICES

Appendix O
State Requirements for Health Care Professionals, including Mental Health Providers

Specialty	Hawaii Revised Statutes (HRS)[1]	Hawaii Administrative Rules (HAR)[2]
Advanced Practice Registered Nurse	457-8.5	Title 16-89C
Audiologist	468E	Title 16-100
Chiropractor	442	Title 16-76
Community Mental Health Center		Title 11-179
Dentist	448	Title 16-79
Licensed Practical Nurse	457-8	Title 16-89
Marriage and Family Therapist	451J
Mental Health and Substance Abuse Systems		Title 11-175
Mental Health Counselor	453D
Occupational Therapist	457G
Optometrist	459	Title 16-92
Physician/Psychiatrist	453
Physical Therapist	461J	Title 16-110
Physician Assistant	453-5.3
Podiatrist	463E
Psychologist	465
Registered Dietitian	448-B	Title 11-79
Registered Nurse	457-7	Title 16-89
Speech-Language Pathologist	468E	Title 16-100
Social Worker	467E
Special Treatment Facility		Title 11-98

___________________________
1      http://hawaii.gov/dcca/main/hrs/

[2]	HAR Title 11: http://gen.doh.hawaii.gov/sites/har/admrules/default.aspx
HAR Title 16: http://hawaii.gov/dcca/main/har

AG-OII Rev 07/28/2005